UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2005

BURLINGTON RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9971	91-1413284

(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Texas Avenue, Suite 2100, Houston, Texas	77002

(Address of principal executive offices)	(Zip Code)

713-624-9000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4)

Item 5.02 Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 27, 2005, the Board of Directors of Burlington Resources Inc. (the “Company”) elected Steven J. Shapiro, currently Executive Vice President and Chief Financial Officer, to the role of Executive Vice President, Finance and Corporate Development of the Company. Joseph P. McCoy, currently Vice President and Controller, will assume the role of Senior Vice President and Chief Financial Officer, reporting to Mr. Shapiro. These changes are effective immediately. A copy of the press release is filed herewith as Exhibit 99.1.

Mr. Shapiro, 53, joined the Company in 2000 as Senior Vice President and Chief Financial Officer. In December 2002, Mr. Shapiro became Executive Vice President and Chief Financial Officer. He was elected to the Company’s Board of Directors in January 2004 and became a member of the Company’s Office of the Chairman. Mr. Shapiro previously served as Senior Vice President, Chief Financial Officer and director at Vastar Resources, Inc., an independent oil and gas exploration and production company. Mr. Shapiro is also a member of the board of directors of Barrick Gold. Information regarding Mr. Shapiro’s compensation arrangements with the Company is contained in the Company’s Proxy Statement, dated March 21, 2005, under “Employment Agreements and Severance Plans.”

Mr. McCoy, 54, joined Burlington Resources in 2001 as Vice President and Controller. He previously served in the same position for Vastar Resources from 1994 through 2001. From 1989 to 1994 Mr. McCoy was Vice President of Finance, Planning and Control for Arco Alaska Inc.

Item 7.01 Regulation FD Disclosure and Item 2.02 Results of Operations and Financial Condition.

On April 28, 2005, Burlington Resources Inc. issued a press release announcing its earnings for its first quarter of fiscal year 2005. The information set forth in the release under the heading “Outlook” shall be deemed furnished pursuant to Item 7.01. Information set forth in the release other than that deemed furnished pursuant to Item 7.01, as described above, shall be deemed furnished pursuant to Item 2.02. A copy of the news release is furnished herewith as Exhibit 99.2.

The information furnished under Item 7.01 and 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following is furnished as an exhibit to this report:

99.1  Press Release of Burlington Resources Inc. dated April 28, 2005.

99.2  Press Release of Burlington Resources Inc. dated April 28, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON RESOURCES INC.
Date: April 28, 2005	By:	/s/ Frederick J. Plaeger II
		Name:	Frederick J. Plaeger II
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Burlington Resources Inc. dated April 28, 2005.

99.2	Press Release of Burlington Resources Inc. dated April 28, 2005.